UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2024

Celcuity Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38207	82-2863566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16305 36th Avenue North; Suite 100

Minneapolis, Minnesota 55446

(Address of Principal Executive Offices and Zip Code)

(763) 392-0767

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CELC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 29, 2024, Celcuity Inc. (the “Company”) entered into a Second Amendment (the “Second Amendment”) to its existing Loan and Security Agreement (the “Loan Agreement”), dated April 8, 2021, between the Company and Innovatus Life Sciences Lending Fund I, L.P., a Delaware limited partnership (“Innovatus”), as previously amended by that certain First Amendment (the “First Amendment”) to Loan and Security Agreement, dated August 9, 2022 (the Loan Agreement, as amended by the First Amendment and the Second Amendment, shall be collectively referred to herein as the “Amended Loan Agreement”).

As previously disclosed, the Amended Loan Agreement may provide the Company with up to $75.0 million through funding of up to five term loans. Funding of the first $15.0 million term loan occurred on April 8, 2021 in connection with entering into the original Loan Agreement while an additional $20.0 million loan occurred on December 22, 2022 in connection with the closing of the Company’s previously disclosed $100 million private placement on December 9, 2022. The Company became eligible to draw on an additional $10.0 million term loan (the “Term C Loan”) upon its achievement prior to April 1, 2024 of the Term C Milestone, as defined in the Amended Loan Agreement, and the satisfaction of certain other terms and conditions set forth in the Amended Loan Agreement.

The parties entered into the Second Amendment in order to extend the date through which the Company may draw on the Term C Loan (the “Term C Draw Period”) from April 1, 2024 to June 1, 2024. Other than as set forth in the Second Amendment, the Amended Loan Agreement shall continue in full force and effect without alteration or amendment.

The description of the Amended Loan Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Loan Agreement, which was included as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 11, 2021, the First Amendment, which was included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 11, 2022, and the Second Amendment, filed as Exhibit 10.1 hereto, each of which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Second Amendment to Loan and Security Agreement, dated March 29, 2024 by and among the Company and Innovatus Life Sciences Lending Fund I, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2024

CELCUITY INC.

By	/s/ Brian F. Sullivan
Brian F. Sullivan
Chief Executive Officer